Supplement to the Prospectuses and Statements of Additional Information

CREDIT SUISSE LARGE CAP BLEND FUND
CREDIT SUISSE LARGE CAP GROWTH FUND
CREDIT SUISSE LARGE CAP VALUE FUND
CREDIT SUISSE MID-CAP CORE FUND
CREDIT SUISSE SMALL CAP CORE FUND
CREDIT SUISSE TRUST – BLUE CHIP PORTFOLIO
CREDIT SUISSE TRUST – LARGE CAP VALUE PORTFOLIO
CREDIT SUISSE TRUST – MID-CAP CORE PORTFOLIO
CREDIT SUISSE TRUST – SMALL CAP CORE I PORTFOLIO

The following information supersedes certain information in the funds' Prospectuses and Statements of Additional Information.

Effective February 20, 2008, Jordan Low (see biography below) will be the Portfolio Manager responsible for the day-to-day management of the funds. Mr. Low will be supported by a team of investment professionals from the Credit Suisse Quantitative Equities Group. William Weng is no longer a member of the group.

Biography

Jordan Low, Director, is global head of research and portfolio management for quantitative equity products. He joined Credit Suisse Asset Management, LLC in February 2008. Mr. Low joined Credit Suisse Group in 2005 and was the US Head of Statistical Trading within the global proprietary trading business of the Investment Bank. Prior to joining Credit Suisse, Mr. Low worked for Deutsche Bank from 2002 to 2005 and for Morgan Stanley from 2001 to 2002 focusing on statistical arbitrage, fundamental and microstructure strategies as well as volatility arbitrage. Mr. Low holds B.S. in Computer Science, Management (Finance), Economics and Mathematics, and Master of Engineering in Computer Science, all from Massachusetts Institute of Technology.

Dated: February 19, 2008	16-0208 for LCB-PRO-CMN LCB-PRO-LOAD LCG-PRO-CMN LCG-PRO-ADV LCG-PRO-LOAD USEQVAL-PRO-LOAD LCV-PRO-ADV USEQGTH-PRO-COM MCC-PRO-ADV MCC-PRO-LOAD SCC-PRO-CMN TRBLC-PRO TRLCV-PRO TRMCC-PRO TRSCC-PRO 2008-005